United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-21249

(Investment Company Act File Number)

Federated Premier Intermediate Municipal Income Fund
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

(412) 288-1900
(Registrant's Telephone Number)

Date of Fiscal Year End: 11/30/2010

Date of Reporting Period: 11/30/2010

Item 1.                      Reports to Stockholders

Federated Premier Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Annual Shareholder Report

November 30, 2010

Federated Investors' Closed-End Municipal Funds

Established 2002

FINANCIAL HIGHLIGHTS
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIOS OF INVESTMENTS
STATEMENTS OF ASSETS AND LIABILITIES
STATEMENTS OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
STATEMENTS OF CASH FLOWS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
LAST MEETING OF SHAREHOLDERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
DIVIDEND REINVESTMENT PLAN
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE
SOURCE OF DISTRIBUTIONS - NOTICE
CERTIFICATION DISCLOSURE

Financial Highlights – Federated Premier Municipal Income Fund

(For a Common Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.25	$11.08	$14.60	$15.56	$15.05
Income From Investment Operations:
Net investment income[1]	1.05	1.07	1.12	1.12	1.12
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	0.25	2.13	(3.59)	(0.96)	0.55
Distributions to preferred shareholders from net investment income[2]	(0.01)	(0.02)	(0.25)	(0.32)	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	1.29	3.18	(2.72)	(0.16)	1.38
Less Distributions to Common Shareholders:
Distributions from net investment income	(1.05)	(1.01)	(0.80)	(0.80)	(0.87)
Net Asset Value, End of Period	$13.49	$13.25	$11.08	$14.60	$15.56
Market Price, End of Period	$14.36	$14.47	$9.37	$13.92	$15.80
Total Return at Net Asset Value[3]	9.90%	29.89%	(19.45)%	(1.01)%	9.51%
Total Return at Market Price[4]	6.87%	67.59%	(28.31)%	(7.03)%	15.90%
Ratios to Average Net Assets:
Net expenses[5]	1.03%	1.03%	0.98%[6]	0.85%	0.85%
Net expenses excluding interest and trust expenses on inverse floater structures[5]	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income[7]	7.54%	8.59%	6.37%	5.33%	5.49%
Expense waiver/reimbursement[8]	0.42%	0.56%	0.54%	0.47%[9]	0.45%[9]
Supplemental Data:
Net assets, end of period (000 omitted)	$83,123	$81,443	$67,990	$89,528	$95,291
Portfolio turnover	19%	79%	32%	12%	21%

Annual Shareholder Report

Asset Coverage Requirements for Investment Company Act of 1940 – Preferred Shares

	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share[10]
11/30/2010	$36,575,000	$81,817	$50,008	$25,004	$25,000
11/30/2009	$36,575,000	$80,668	$50,006	$25,003	$25,000
11/30/2008	$44,075,000	$63,565	$50,006	$25,003	$25,000
11/30/2007	$53,675,000	$66,699	$50,006	$25,003	$25,000
11/30/2006	$53,675,000	$69,383	$50,034	$25,017	$25,000
1	Per share numbers have been calculated using the average shares method.
2	The amounts shown are based on Common Share equivalents.
3	Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable.
4	Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment.
5	Ratios do not reflect the effect of dividend payments to preferred shareholders and any associated commission costs.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended November 30, 2008 is 0.98% after taking into account this expense reduction.
7	Ratios reflect reductions for dividend payments to preferred shareholders.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
9	Additional information relating to contractual expense waivers, which has no effect on net expenses, net investment income and net assets previously reported, has been provided to conform to the current year presentation.
10	Represents initial public offering price.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Federated Premier Intermediate Municipal Income Fund

(For a Common Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.46	$11.90	$14.15	$14.83	$14.41
Income From Investment Operations:
Net investment income[1]	0.86	0.92	0.97	0.99	0.96
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	0.13	1.54	(2.29)	(0.66)	0.44
Distributions to preferred shareholders from net investment income[2]	(0.01)	(0.02)	(0.24)	(0.32)	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	0.98	2.44	(1.56)	0.01	1.11
Less Distributions to Common Shareholders:
From net investment income	(0.87)	(0.88)	(0.69)	(0.69)	(0.69)
Net Asset Value, End of Period	$13.57	$13.46	$11.90	$14.15	$14.83
Market Price, End of Period	$13.60	$13.62	$9.37	$12.50	$13.81
Total Return at Net Asset Value[3]	7.40%	21.24%	(11.47)%	0.10%	7.94%
Total Return at Market Price[4]	6.38%	56.22%	(20.62)%	(4.80)%	14.63%
Ratios to Average Net Assets:
Net expenses[5]	1.07%	1.08%	0.98%[6]	0.89%	0.89%
Net expenses excluding interest and trust expenses on inverse floater structures[5]	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income[7]	6.16%	7.01%	5.43%	4.63%	4.61%
Expense waiver/reimbursement[8]	0.33%	0.43%	0.45%	0.42%[9]	0.39%[9]
Supplemental Data:
Net assets, end of period (000 omitted)	$94,569	$93,598	$82,655	$98,317	$103,017
Portfolio turnover	31%	47%	20%	17%	46%

Annual Shareholder Report

Asset Coverage Requirements for Investment Company Act of 1940 – Preferred Shares

	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share[10]
11/30/2010	$41,900,000	$81,426	$50,002	$25,001	$25,000
11/30/2009	$41,900,000	$80,846	$50,000	$25,000	$25,000
11/30/2008	$50,900,000	$65,597	$50,004	$25,002	$25,000
11/30/2007	$61,025,000	$65,277	$50,018	$25,009	$25,000
11/30/2006	$61,025,000	$67,203	$50,010	$25,005	$25,000
1	Per share numbers have been calculated using the average shares method.
2	The amounts shown are based on Common Share equivalents.
3	Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable.
4	Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment.
5	Ratios do not reflect the effect of dividend payments to preferred shareholders and any associated commission costs.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended November 30, 2008, is 0.98% after taking into account this expense reduction.
7	Ratios reflect reductions for dividend payments to preferred shareholders.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
9	Additional information relating to contractual expense waivers, which has no effect on net expenses, net investment income and net assets previously reported, has been provided to conform to the current year presentation.
10	Represents initial public offering price.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited) – Federated Premier Municipal Income Fund

At November 30, 2010, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Investments[2]
Hospital	13.5%
GO State	12.4%
GO Local	12.1%
Special Tax	10.6%
Transportation	10.1%
Pre-refunded	6.4%
Senior Care	5.7%
Education	5.4%
Water & Sewer	4.8%
Public Power	4.5%
Other[3]	14.5%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying borrower, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party, as determined by the Fund's Adviser. Securities that are insured by a bond insurer are assigned according to the economic sector and/or revenue source of the underlying obligor. Pre-refunded securities are those whose debt service is paid from escrowed funds, usually U.S. government securities.
2	Percentages reflect the fully consolidated asset of any inverse floater trust as presented in the Portfolio of Investments.
3	For purposes of this table, sector classifications constitute 85.5% of the Fund's investments. Remaining sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments – Federated Premier Municipal Income Fund

November 30, 2010

Principal Amount		Value
	Municipal Bonds – 99.2%
	Alabama – 0.6%
$350,000	Courtland, AL IDB, PCR Refunding Bonds (Series 2005A), 5.00% (International Paper Co.), 6/1/2025	345,209
415,000	Selma, AL IDB, Gulf Opportunity Zone Bonds (Series 2010A), 5.80% (International Paper Co.), 5/1/2034	420,988
	TOTAL	766,197
	Arizona – 2.7%
940,000	Maricopa County, AZ, IDA, Health Facility Revenue Bonds (Series 2004A), 5.375% (Catholic Healthcare West), 7/1/2023	960,520
2,000,000	Pima County, AZ IDA, Revenue Bonds (Series 2008B), 5.75% (Tucson Electric Power Co.), 9/1/2029	2,017,320
750,000	Verrado Community Facilities District No. 1, AZ, Revenue Bonds, 6.50%, 7/15/2027	685,290
	TOTAL	3,663,130
	California – 8.5%
2,000,000	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (Series 2009F-1), 5.00%, 4/1/2028	2,077,200
1,280,000	California State, Refunding Economic Recovery Bonds (Series 2009A), 5.00% (California State Fiscal Recovery Fund), 7/1/2018	1,453,530
1,000,000	California State, Various Purpose UT GO Bonds, 6.00% (Original Issue Yield: 6.10%), 4/1/2038	1,045,910
750,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue Bonds (Series 2003A-2), 7.90% (United States Agency PRF 6/1/2013@100), 6/1/2042	875,520
1,500,000	M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), 7.00% (GTD by Citigroup, Inc.), 11/1/2034	1,724,775
2,000,000	Regents of University of California, General Revenue Bonds (Series 2009Q), 5.25%, 5/15/2029	2,134,140
2,000,000	San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2009E), 5.50%, 5/1/2025	2,156,240
	TOTAL	11,467,315
	Colorado – 3.6%
719,000	Antelope Heights Metropolitan District, CO, LT GO Bonds, 8.00% (United States Treasury PRF 12/1/2013@101), 12/1/2023	873,607
500,000	Colorado Educational & Cultural Facilities Authority, Refunding Revenue Bonds (Series A), 7.00% (Denver Academy)/(Original Issue Yield: 7.25%), 11/1/2023	509,965
Annual Shareholder Report

Principal Amount		Value
$230,000	Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COP (Series 2008), 5.50% (Original Issue Yield: 5.60%), 11/1/2027	243,600
90,000	Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COP (Series 2008), 5.50% (United States Treasury & Agency PRF 11/1/2018@100)/ (Original Issue Yield: 5.60%), 11/1/2027	109,360
250,000	Conservatory Metropolitan District, CO, LT GO Bonds, 6.75% (United States Treasury PRF 12/1/2013@102), 12/1/2034	291,977
500,000	Conservatory Metropolitan District, CO, LT GO Bonds, 7.55% (United States Treasury PRF 12/1/2013@102), 12/1/2032	606,030
665,000	Conservatory Metropolitan District, CO, Refunding & Improvement LT GO Bonds, 5.125% (Radian Asset Assurance, Inc. INS), 12/1/2037	483,854
1,000,000	Denver, CO Health & Hospital Authority, Revenue Bonds, 6.25% (United States Treasury PRF 12/1/2014@100)/(Original Issue Yield: 6.28%), 12/1/2033	1,191,170
500,000	Southlands, CO Metropolitan District No. 1, LT GO Bonds (Series 2004), 7.00% (United States Treasury PRF 12/1/2014@100)/(Original Issue Yield: 7.05%), 12/1/2024	610,810
	TOTAL	4,920,373
	Connecticut – 0.8%
1,085,000	Connecticut State Development Authority, First Mortgage Gross Revenue Health Care Project Bonds (Series 2003), 5.85% (Elim Park Baptist Home, Inc.)/(Original Issue Yield: 5.98%), 12/1/2033	1,066,164
	Delaware – 0.5%
715,000	Delaware EDA, Gas Facilities Refunding Bonds, 5.40% (Delmarva Power and Light Co.), 2/1/2031	718,153
	District of Columbia – 1.9%
2,500,000	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, 6.50% (Original Issue Yield: 6.67%), 5/15/2033	2,532,450
	Florida – 4.4%
540,000	Broward County, FL Airport System, Airport System Refunding Revenue Bonds (Series 2009O), 5.375% (Original Issue Yield: 5.48%), 10/1/2029	557,399
1,215,000	Harbor Bay, FL Community Development District, Special Assessment Revenue Bonds, 6.75%, 5/1/2034	922,294
400,000	Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.25%, 5/1/2034	345,580
1,000,000	South Lake County, FL Hospital District, Revenue Bonds (Series 2009A), 6.00% (South Lake Hospital, Inc.)/(Original Issue Yield: 6.05%), 4/1/2029	1,010,350
1,000,000	South Lake County, FL Hospital District, Revenue Bonds, 6.625% (South Lake Hospital, Inc.), 10/1/2023	1,027,700
Annual Shareholder Report

Principal Amount		Value
$1,000,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2007), 6.65% (Original Issue Yield: 6.70%), 5/1/2040	705,560
965,000	Verandah West, FL Community Development District, Capital Improvement Revenue Bonds (Series 2003A), 6.625% (Original Issue Yield: 6.75%), 5/1/2033	923,235
480,000	Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.65%, 5/1/2037	436,637
	TOTAL	5,928,755
	Georgia – 3.1%
1,500,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.00% (Original Issue Yield: 6.14%), 11/1/2024	1,664,910
1,000,000	Atlanta, GA, Tax Allocation Bonds (Series 2005B), 5.60% (Eastside Tax Allocation District)/(Original Issue Yield: 5.65%), 1/1/2030	950,490
1,500,000	DeKalb Private Hospital Authority, GA, Revenue Anticipation Certificates (Series 2009), 5.00% (Children's Healthcare of Atlanta, Inc.), 11/15/2024	1,554,765
	TOTAL	4,170,165
	Guam – 0.3%
375,000	Guam Government GO (Section 30), Bonds (Series 2009A), 5.625% (Original Issue Yield: 5.875%), 12/1/2029	379,620
	Hawaii – 1.7%
750,000	Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series 2009), 6.50% (Hawaiian Electric Co., Inc.), 7/1/2039	802,320
1,400,000	Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series A), 8.00% (Kahala Nui)/(Original Issue Yield: 8.175%), 11/15/2033	1,481,900
	TOTAL	2,284,220
	Illinois – 4.3%
977,000	Antioch Village, IL Special Service Area No. 1, Special Tax Revenue Bonds, 6.625% (Deercrest Project), 3/1/2033	761,503
1,000,000	Chicago, IL Special Assessment, Improvement Revenue Bonds, 6.75% (Lakeshore East Project)/(Original Issue Yield: 6.769%), 12/1/2032	939,170
420,000	DuPage County, IL, Special Tax Bonds (Series 2006), 5.625% (Naperville Campus LLC), 3/1/2036	326,621
1,000,000	Illinois Educational Facilities Authority, Refunding Revenue Bonds (Series A), 5.70% (Augustana College)/(Original Issue Yield: 5.90%), 10/1/2032	1,003,710
625,000	Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.00% (Landing at Plymouth Place)/(Original Issue Yield: 6.04%), 5/15/2037	524,019
1,250,000	Illinois State Toll Highway Authority, Toll Highway Senior Refunding Revenue Bonds (Series 2010 A-1), 5.00%, 1/1/2031	1,264,513
Annual Shareholder Report

Principal Amount		Value
$1,000,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2010A), 5.50%, 6/15/2050	1,012,560
	TOTAL	5,832,096
	Indiana – 2.3%
1,500,000	Indiana Health & Educational Facility Financing Authority, Hospital Revenue Bonds (Series 2007), 5.50% (Community Foundation of Northwest Indiana), 3/1/2037	1,388,295
1,930,000	Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series 2005), 5.25% (Baptist Homes of Indiana), 11/15/2035	1,760,102
	TOTAL	3,148,397
	Kentucky – 0.2%
325,000	Kentucky EDFA, Revenue Bonds (Series 2000A), 6.625% (Norton Healthcare, Inc.)/(Original Issue Yield: 6.97%), 10/1/2028	328,260
	Maryland – 1.0%
550,000	Baltimore, MD, Special Obligation Revenue Bonds (Series 2008A), 7.00% (East Baltimore Research Park), 9/1/2038	553,834
175,000	Maryland State Economic Development Corp., Port Facilities Refunding Revenue Bonds (Series 2010), 5.75% (CONSOL Energy, Inc.), 9/1/2025	171,913
690,000	Maryland State Economic Development Corp., Revenue Bonds (Series B), 5.75% (Ports America Chesapeake, Inc.)/(Original Issue Yield: 5.875%), 6/1/2035	693,505
	TOTAL	1,419,252
	Massachusetts – 1.3%
1,730,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds (Series 2010B), 5.00%, 1/1/2032	1,738,702
	Michigan – 1.1%
1,500,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.75% (Henry Ford Health System, MI)/(Original Issue Yield: 6.00%), 11/15/2039	1,479,135
	Mississippi – 1.3%
2,000,000	Mississippi Development Bank, Special Obligation Bonds (Series 2006A), 5.00% (Municipal Energy Agency of Mississippi)/(Syncora Guarantee, Inc. INS), 3/1/2041	1,791,140
	Missouri – 0.4%
500,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (Series 2003A), 5.50% (Branson, MO)/(Original Issue Yield: 5.56%), 12/1/2032	500,935
	New Jersey – 0.3%
500,000	New Jersey EDA, Revenue Bonds, Series 2004, 5.75% (NJ Dedicated Cigarette Excise Tax)/(Original Issue Yield: 5.89%), 6/15/2029	476,980
Annual Shareholder Report

Principal Amount			Value
$211,412	[1]	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 6.50% (Pascack Valley Hospital Association)/(Original Issue Yield: 6.72%), 7/1/2023	2
		TOTAL	476,982
		New Mexico – 0.6%
750,000	[2,3]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.50%, 9/1/2023	783,390
		New York – 7.5%
1,030,000		Chautauqua County, NY IDA, Exempt Facility Revenue Bonds (Series 2009), 5.875% (NRG Energy, Inc.), 4/1/2042	1,046,614
1,050,000		New York City Liberty Development Corp., Revenue Bonds (Series 2005), 5.25% (Goldman Sachs Group, Inc.), 10/1/2035	1,049,927
400,000		New York City Liberty Development Corp., Second Priority Liberty Refunding Revenue Bonds (Series 2010 Class 2), 5.625% (One Bryant Park LLC), 7/15/2047	410,448
800,000	[2]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.50% (7 World Trade Center LLC), 3/1/2035	784,600
1,000,000		New York City, NY Municipal Water Finance Authority, Revenue Bonds, 5.50% (Original Issue Yield: 5.57%), 6/15/2026	1,116,870
2,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Second General Resolution Revenue Bonds (Series Fiscal 2009EE), 5.25% (Original Issue Yield: 5.50%), 6/15/2040	2,080,900
1,430,000		New York City, NY, UT GO Bonds (Series 2009E), 5.00%, 8/1/2026	1,520,876
2,000,000		Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2009A-2), 5.25% (Original Issue Yield: 5.44%), 11/15/2034	2,080,360
		TOTAL	10,090,595
		North Carolina – 1.4%
1,000,000		North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series 2003C), 5.375% (Original Issue Yield: 5.57%), 1/1/2017	1,071,150
800,000		North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	803,600
		TOTAL	1,874,750
		Ohio – 2.6%
1,090,000		Ohio State Air Quality Development Authority, Revenue Bonds (Series 2009A), 5.70% (FirstEnergy Solutions Corp.), 8/1/2020	1,117,588
1,430,000		Ohio State Higher Educational Facility Commission, Hospital Facilities Revenue Bonds (Series 2010), 5.75% (Summa Health System)/(Original Issue Yield: 5.92%), 11/15/2040	1,399,970
500,000		Ohio State University, General Receipts Bonds (Series 2008A), 5.00%, 12/1/2026	538,925
Annual Shareholder Report

Principal Amount			Value
$500,000		Ohio State University, General Receipts Bonds (Series 2008A), 5.00%, 12/1/2027	535,370
		TOTAL	3,591,853
		Oregon – 0.3%
500,000	[2]	Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	408,730
		Pennsylvania – 7.0%
1,000,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2009), 6.50% (United States Steel Corp.), 5/1/2017	1,057,840
935,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.25% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/ (Original Issue Yield: 7.50%), 1/1/2035	1,069,547
360,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.25% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/ (Original Issue Yield: 7.50%), 1/1/2035	411,804
1,500,000		Northampton County, PA General Purpose Authority, Hospital Revenue Bonds (Series 2008A), 5.50% (St. Lukes Hospital of Bethlehem)/(Original Issue Yield: 5.60%), 8/15/2035	1,474,005
1,000,000		Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Bonds (Series 2009D), 5.50%, 12/1/2041	1,024,960
1,630,000		Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2009A), 5.00% (Original Issue Yield: 5.13%), 1/1/2027	1,675,770
2,500,000		Philadelphia, PA, UT GO Refunding Bonds (Series 2009A), 5.25% (Assured Guaranty Corp. INS)/(Original Issue Yield: 5.30%), 8/1/2022	2,737,825
		TOTAL	9,451,751
		Puerto Rico – 1.6%
2,000,000		Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate Series 2009A), 6.00% (Original Issue Yield: 6.25%), 8/1/2042	2,107,500
		South Carolina – 0.9%
1,170,000		South Carolina Jobs-EDA, Health System Revenue Bonds (Series A), 5.625% (Bon Secours Health System)/(Original Issue Yield: 5.84%), 11/15/2030	1,175,441
		South Dakota – 2.1%
1,000,000		Educational Enhancement Funding Corp., SD, Tobacco Revenue Bonds (Series 2002B), 6.50%, 6/1/2032	1,005,020
1,750,000		South Dakota State Health & Educational Authority, Revenue Bonds, 5.65% (Westhills Village Retirement Community)/(Original Issue Yield: 5.75%), 9/1/2023	1,776,827
		TOTAL	2,781,847
Annual Shareholder Report

Principal Amount			Value
		Tennessee – 2.0%
$2,580,000		Tennessee State School Board Authority, Higher Educational Facilities Second Program Bonds (Series 2008B), 5.50%, 5/1/2038	2,741,121
		Texas – 14.9%
700,000		Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2004A), 7.125% (Wise Regional Health System), 9/1/2034	687,946
385,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2027	325,213
585,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2037	444,565
2,000,000		Harris County, TX Cultural Education Facilities Finance Corp., Refunding Revenue Bonds (Series 2009), 5.625% (St. Luke's Episcopal Hospital), 2/15/2025	2,137,280
2,000,000		Houston, TX Airport System, Senior Lien Revenue & Refunding Bonds (Series 2009A), 5.00%, 7/1/2022	2,141,840
1,500,000		Lower Colorado River Authority, TX, Refunding Revenue Bonds (Series 2009), 5.25%, 5/15/2029	1,555,935
1,050,000		Sabine River Authority, TX, PCR Refunding Bonds (Series 2003B), 6.15% (Texas Competitive Electric Holdings Co. LLC), 8/1/2022	420,010
10,000,000	[4]	Spring Branch, TX ISD, LT GO Bonds, PSFG, 5.250%, 2/1/2034	10,430,855
500,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds, Series 2006A, 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2036	471,810
1,475,000		Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue Bonds (Series 2009A), 5.30%, 7/1/2034	1,510,474
		TOTAL	20,125,928
		Virginia – 3.0%
1,000,000		Broad Street CDA, VA, Revenue Bonds, 7.50%, (United States Treasury PRF 6/1/2013@102)/(Original Issue Yield: 7.625%), 6/1/2033	911,540
500,000		Fairfax County, VA IDA, Health Care Revenue Bonds (Series 2009C), 5.00% (Inova Health System), 5/15/2025	530,780
1,400,000		Peninsula Port Authority, VA, Residential Care Facility Revenue Bonds (Series 2003A), 7.375% (Virginia Baptist Homes Obligated Group)/(United States Treasury PRF 12/1/2013@100)/(Original Issue Yield: 7.625%), 12/1/2032	1,637,776
1,000,000		Virginia Peninsula Port Authority, Coal Terminal Refunding Revenue Bonds (Series 2003), 6.00% (Brinks Co. (The)), 4/1/2033	1,015,270
		TOTAL	4,095,366
		Washington – 12.0%
2,000,000		Tobacco Settlement Authority, WA, Tobacco Settlement Asset-Backed Revenue Bonds, 6.625% (Original Issue Yield: 6.875%), 6/1/2032	2,008,880
1,000,000		Washington State Health Care Facilities Authority, Revenue Bonds, 5.00% (Group Health Cooperative)/(Radian Asset Assurance, Inc. INS), 12/1/2036	855,160
Annual Shareholder Report

Principal Amount			Value
$12,790,000	[4]	Washington State, UT GO Bonds, (Series 2008A), 5.000%, 7/1/2030	13,405,966
		TOTAL	16,270,006
		Wisconsin – 3.0%
2,000,000		Wisconsin State General Fund Appropriation, Revenue Bonds (Series 2009A), 6.00% (Wisconsin State)/(Original Issue Yield: 6.10%), 5/1/2036	2,184,800
500,000		Wisconsin State HEFA, Revenue Bonds, 6.50% (Tomah Memorial Hospital, Inc.)/(Original Issue Yield: 6.75%), 7/1/2023	501,490
500,000		Wisconsin State HEFA, Revenue Bonds, 6.625% (Tomah Memorial Hospital, Inc.)/(Original Issue Yield: 6.875%), 7/1/2028	489,810
1,000,000		Wisconsin State HEFA, Revenue Bonds, 7.25% (Community Memorial Hospital)/(Original Issue Yield: 7.45%), 1/15/2033	913,990
		TOTAL	4,090,090
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $132,853,436)	134,199,809
		SHORT-TERM MUNICIPALS – 0.8%;5
		Florida – 0.2%
250,000		Pinellas County, FL Health Facility Authority, (Series 2006A) Daily VRDNs (Bayfront Hospital)/(SunTrust Bank LOC), 0.670%, 12/1/2010	250,000
		New York – 0.4%
550,000		New York City, NY, (Fiscal 2006 Series I-5) Daily VRDNs (CALPERS (California Public Employees Retirement System) LOC), 0.280%, 12/1/2010	550,000
		Ohio – 0.2%
250,000		Montgomery County, OH, (Series 1998B) Daily VRDNs (Miami Valley Hospital)/(JPMorgan Chase Bank, N.A. LIQ), 0.300%, 12/1/2010	250,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	1,050,000
		TOTAL MUNICIPAL INVESTMENTS — 100.0% (IDENTIFIED COST $133,903,436)[6]	135,249,809
		OTHER ASSETS AND LIABILITIES — NET[7]	(15,551,525)
		LIQUIDATION VALUE OF AUCTION PREFERRED SHARES	(36,575,000)
		TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$83,123,284

At November 30, 2010, the Fund held no securities that are subject to the federal alternative minimum tax (AMT).

1	Obligor filed for bankruptcy. On September 30, 2008, a Notice of Initial Distribution was received and a portion of the bond was redeemed at par. Subsequent distributions have occurred on various dates to redeem portions of the remaining bonds at discounts to par. The market value of the holding is adjusted to reflect the expected value of future distributions.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2010, these restricted securities amounted to $1,976,720, which represented 1.5% of total market value.
Annual Shareholder Report

3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2010, this liquid restricted security amounted to $783,390, which represented 0.6% of total market value.
4	Underlying security in inverse floater structure.
5	Current rate and next reset date shown for Variable Rate Demand Notes.
6	The cost of investments for federal tax purposes amounts to $116,717,731.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total market value at November 30, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of November 30, 2010, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.

The following acronyms are used throughout this portfolio:

CDA	— Community Development Authority
COP	— Certificate of Participation
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health and Education Facilities Authority
HFDC	— Health Facility Development Corporation
IDA	— Industrial Development Authority
IDB	— Industrial Development Bond
INS	— Insured
ISD	— Independent School District
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
LT	— Limited Tax
PCR	— Pollution Control Revenue
PRF	— Prerefunded
PSFG	— Permanent School Fund Guarantee
UT	— Unlimited Tax
VRDNs	— Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited) – Federated Premier Intermediate Municipal Income Fund

At November 30, 2010, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Investments[2]
GO State	21.6%
Hospital	10.9%
Special Tax	9.9%
Public Power	8.9%
Transportation	8.3%
Pre-refunded	7.2%
Electric & Gas	6.4%
Education	5.3%
Senior Care	4.3%
Water & Sewer	4.3%
Other[3]	12.9%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying borrower, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party, as determined by the Fund's Adviser. Securities that are insured by a bond insurer are assigned according to the economic sector and/or revenue source of the underlying obligor. Pre-refunded securities are those whose debt service is paid from escrowed funds, usually U.S. government securities.
2	Percentages reflect the fully consolidated asset of any inverse floater trust as presented in the Portfolio of Investments.
3	For purposes of this table, sector classifications constitute 87.1% of the Fund's total investments. Remaining sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments – Federated Premier Intermediate Municipal Income Fund

November 30, 2010

Principal Amount		Value
	MUNICIPAL BONDS – 98.7%
	Alabama – 0.2%
$350,000	Courtland, AL IDB, PCR Refunding Bonds (Series 2005A), 5.00% (International Paper Co.), 6/1/2025	345,208
	Arizona – 3.8%
1,500,000	Arizona Transportation Board, Subordinated Highway Revenue Bonds (Series 2004B), 5.00%, 7/1/2020	1,640,910
1,000,000	Maricopa County, AZ, IDA, Health Facility Revenue Bonds (Series 2004A), 5.375% (Catholic Healthcare West), 7/1/2023	1,021,830
1,690,000	Pima County, AZ IDA, PCRBs (Series 2009A), 4.95% (Tucson Electric Power Co.), 10/1/2020	1,716,465
1,500,000	Verrado Community Facilities District No. 1, AZ, Revenue Bonds, 6.15%, 7/15/2017	1,517,940
	TOTAL	5,897,145
	Arkansas – 0.8%
1,000,000	Independence County, AR, PCR Refunding Bonds (Series 2005), 5.00% (Entergy Arkansas, Inc.), 1/1/2021	1,000,370
300,000	Jefferson County, AR, PCR Refunding Bonds (Series 2006), 4.60% (Entergy Arkansas, Inc.), 10/1/2017	301,971
	TOTAL	1,302,341
	California – 8.1%
1,115,000	Bay Area Toll Authority, CA, San Francisco Bay Area Subordinate Toll Bridge Revenue Bonds (Series 2010 S-2), 5.00%, 10/1/2024	1,170,605
570,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	615,771
2,000,000	California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Series 2010L), 5.00%, 5/1/2021	2,258,440
1,705,000	California State, Refunding Economic Recovery Bonds (Series 2009A), 5.00% (California State Fiscal Recovery Fund), 7/1/2018	1,936,147
1,935,000	California Statewide CDA, Revenue Bonds (Series 2007), 5.00% (Inland Regional Center), 12/1/2017	1,997,249
1,475,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.25% (United States Agency PRF 6/1/2013@100)/(Original Issue Yield: 6.55%), 6/1/2033	1,618,562
1,500,000	San Diego, CA Public Facilities Authority, Senior Sewer Refunding Revenue Bonds (Series 2009B), 5.00% (San Diego, CA Wastewater System), 5/15/2016	1,725,810
Annual Shareholder Report

Principal Amount			Value
$1,000,000		San Francisco, CA City & County Airport Commission, Second Series Refunding Revenue Private Activity Bonds (Series 2010C), 5.00%, 5/1/2021	1,088,790
		TOTAL	12,411,374
		Colorado – 3.9%
718,000		Antelope Heights Metropolitan District, CO, LT GO Bonds, 8.00% (United States Treasury PRF 12/1/2013@101), 12/1/2023	872,391
205,000		Colorado Educational & Cultural Facilities Authority, Refunding Revenue Bonds (Series A), 6.25% (Denver Academy)/(Original Issue Yield: 6.50%), 11/1/2013	210,027
500,000		Colorado Educational & Cultural Facilities Authority, Refunding Revenue Bonds (Series A), 7.00% (Denver Academy)/(Original Issue Yield: 7.25%), 11/1/2023	509,965
1,265,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.00% (Covenant Retirement Communities, Inc.), 12/1/2013	1,314,651
865,000		Conservatory Metropolitan District, CO, LT GO Bonds, 7.40% (United States Treasury PRF 12/1/2013@102), 12/1/2016	1,014,749
600,000		Denver (City & County), CO, Airport System Revenue Bonds (Series 2009A), 5.00% (Denver, CO City & County Department of Aviation), 11/15/2016	683,622
675,000		Denver (City & County), CO, Airport System Revenue Bonds (Series 2010A), 5.00% (Denver, CO City & County Department of Aviation), 11/15/2022	728,548
500,000		Southlands, CO Metropolitan District No. 1, LT GO Bonds (Series 2004), 7.00% (United States Treasury PRF 12/1/2014@100)/(Original Issue Yield: 7.05%), 12/1/2024	610,810
		TOTAL	5,944,763
		District of Columbia – 0.7%
1,000,000		District of Columbia, Ballpark Revenue Bonds (Series 2006B-1), 5.25% (FGIC and National Public Finance Guarantee Corporation INS), 2/1/2016	1,098,710
		Florida – 4.2%
600,000	[1]	Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/(United States Treasury PRF 10/1/2012@102)/(Original Issue Yield: 8.95%), 10/1/2033	694,734
1,000,000		Citizens Property Insurance Corp. FL, Senior Secured Bonds (Series 2009A-1), 5.00% (Assured Guaranty Corp. INS), 6/1/2014	1,066,850
115,000		Fishhawk Community Development District II, Special Assessment Revenue Bonds (Series 2004B), 7.04% (Original Issue Yield: 7.087%), 11/1/2014	112,656
360,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.00%, 5/1/2020	331,024
Annual Shareholder Report

Principal Amount		Value
$500,000	Orlando, FL, Senior Tourist Development Tax Revenue Bonds (Series 2008A), 5.25% (6th Cent Contract Payments)/(Assured Guaranty Corp. INS), 11/1/2020	513,570
1,500,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2007), 6.375%, 5/1/2017	1,254,855
2,390,000	University of Central Florida Athletics Association, Inc., FL, COP (Series 2004A), 5.125% (FGIC and National Public Finance Guarantee Corporation INS), 10/1/2022	2,425,133
	TOTAL	6,398,822
	Georgia – 4.4%
1,000,000	Atlanta, GA Airport Passenger Facilities Charge Revenue, Subordinate Lien General Revenue Bonds (Series 2010B), 5.00%, 1/1/2020	1,080,270
1,500,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.00%, 11/1/2019	1,770,390
1,400,000	Burke County, GA Development Authority, PCRBs (Series 2007E), 4.75% TOBs (Oglethorpe Power Corp.)/(National Public Finance Guarantee Corporation INS), Mandatory Tender 4/1/2011	1,417,430
500,000	DeKalb Private Hospital Authority, GA, Revenue Anticipation Certificates (Series 2009), 5.00% (Children's Healthcare of Atlanta, Inc.), 11/15/2016	560,560
750,000	Fulton County, GA Residential Care Facilities, Revenue Bonds (Series 2004A), 6.00% (Canterbury Court), 2/15/2022	713,520
1,115,000	Municipal Electric Authority of Georgia, Revenue Bonds (Series 2002A), 5.25% (National Public Finance Guarantee Corporation INS), 11/1/2015	1,191,244
	TOTAL	6,733,414
	Guam – 0.9%
1,250,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.00%, 12/1/2015	1,339,637
	Hawaii – 0.7%
1,050,000	Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series A), 7.00% (Kahala Nui)/(Original Issue Yield: 7.00%), 11/15/2012	1,093,449
	Illinois – 7.0%
1,325,000	Chicago, IL Sales Tax, Refunding Revenue Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 1/1/2019	1,437,718
1,000,000	Chicago, IL Special Assessment, Improvement Bonds (Series 2002), 6.625% (Lakeshore East Project)/(Original Issue Yield: 6.637%), 12/1/2022	977,000
1,000,000	Illinois Educational Facilities Authority, Refunding Revenue Bonds (Series A), 5.00% (Augustana College)/(Original Issue Yield: 5.05%), 10/1/2014	1,035,070
875,000	Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.00% (Landing at Plymouth Place), 5/15/2025	794,710
Annual Shareholder Report

Principal Amount			Value
$1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2008B), 5.50% (Children's Memorial Hospital), 8/15/2023	1,033,260
1,000,000		Illinois Finance Authority, Refunding Revenue Bonds (Series 2005A), 5.00% (Depaul University), 10/1/2014	1,091,640
2,000,000		Illinois State Sales Tax, Sales Tax Revenue Bonds (Junior Obligation Series June 2010), 5.00%, 6/15/2016	2,264,640
2,000,000		Illinois State Toll Highway Authority, Toll Highway Senior Refunding Revenue Bonds (Series 2010 A-1), 5.00%, 1/1/2025	2,101,240
		TOTAL	10,735,278
		Indiana – 1.4%
1,050,000		Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series 2005), 5.00% (Baptist Homes of Indiana), 11/15/2014	1,110,837
955,000		Indiana State Finance Authority, Environmental Facilities Refunding Revenue Bonds (Series 2009B), 4.90% (Indianapolis, IN Power & Light Co.), 1/1/2016	1,039,976
		TOTAL	2,150,813
		Kansas – 0.7%
1,055,000		Butler County, KS Union School District No. 394, UT GO Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 9/1/2020	1,134,146
		Kentucky – 0.9%
1,335,000		Kentucky EDFA, Revenue Bonds (Series 2000A), 6.25% (Norton Healthcare, Inc.)/(Original Issue Yield: 6.45%), 10/1/2012	1,352,729
		Louisiana – 1.0%
981,000		Lakeshore Villages Master Community Development District, LA, Special Assessment Bonds (Series 2007), 5.25% (Original Issue Yield: 5.378%), 7/1/2017	522,412
1,000,000		Louisiana Local Government Environmental Facilities CDA, Revenue Bonds, 5.375% (BRCC Facilities Corp.)/(National Public Finance Guarantee Corporation INS), 12/1/2014	1,063,520
		TOTAL	1,585,932
		Maryland – 10.7%
175,000		Maryland State Economic Development Corp., Port Facilities Refunding Revenue Bonds (Series 2010), 5.75% (CONSOL Energy, Inc.), 9/1/2025	171,913
1,000,000		Maryland State Economic Development Corp., Revenue Bonds (Series A), 5.125% (Ports America Chesapeake, Inc. )/(Original Issue Yield: 5.25%), 6/1/2020	1,021,500
13,500,000	[2]	Maryland State, UT GO Bonds (Second Series 2008), 5.000%, 7/15/2022	15,212,880
		TOTAL	16,406,293
		Massachusetts – 2.1%
2,000,000		Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds (Series 2010B), 5.00%, 1/1/2024	2,110,460
Annual Shareholder Report

Principal Amount			Value
$1,030,000		Massachusetts HEFA, Revenue Bonds (Series 2010A), 5.00% (Northeastern University), 10/1/2023	1,101,781
		TOTAL	3,212,241
		Michigan – 2.5%
2,000,000		Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.)/(United States Treasury PRF 5/1/2012@100), 5/1/2018	2,142,580
1,500,000		Michigan State Building Authority, Refunding Revenue Bonds (Series 2009I), 5.00% (Michigan State), 10/15/2016	1,702,275
		TOTAL	3,844,855
		Nevada – 2.5%
2,000,000		Clark County, NV, IDRBs (Series 2003C), 5.45% TOBs (Southwest Gas Corp.), Mandatory Tender 3/1/2013	2,101,900
970,000		Las Vegas, NV, Local Improvement Special Assessment Bonds (Series 2004), 5.50% (Providence SID No. 607), 6/1/2013	970,446
795,000		North Las Vegas, NV SID No. 60, Subordinate LT Obligation Refunding Bonds (Series 2006B), 5.00% (Aliante SID No. 60)/(Original Issue Yield: 5.05%), 12/1/2017	741,036
		TOTAL	3,813,382
		New Jersey – 0.3%
500,000		New Jersey EDA, Refunding Revenue Bonds (Series A), 5.75% (Winchester Gardens at Ward Homestead)/(Original Issue Yield: 5.75%), 11/1/2024	500,665
251,750	[3]	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 6.00% (Pascack Valley Hospital Association)/(Original Issue Yield: 6.25%), 7/1/2013	2
		TOTAL	500,667
		New Mexico – 1.3%
1,000,000		Farmington, NM, PCR Refunding Revenue Bonds (Series A), 5.20% TOBs (Public Service Co., NM), Mandatory Tender 6/1/2020	980,410
1,000,000		Farmington, NM, Refunding Revenue Bonds (Series 2002A), 4.00% TOBs (El Paso Electric Co.)/(FGIC INS), Mandatory Tender 8/1/2012	1,001,660
		TOTAL	1,982,070
		New York – 6.1%
2,000,000		Dutchess County, NY IDA, Revenue Bonds, 5.00% (Marist College)/(Original Issue Yield: 5.15%), 7/1/2020	2,060,700
800,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	800,216
1,340,000		New York City, NY, UT GO Bonds (Series 2002D), 5.00% (Original Issue Yield: 5.21%), 6/1/2017	1,411,302
660,000		New York City, NY, UT GO Bonds (Series 2002D), 5.00% (United States Treasury PRF 6/1/2012@100)/(Original Issue Yield: 5.21%), 6/1/2017	703,718
Annual Shareholder Report

Principal Amount			Value
$2,000,000		New York State Dormitory Authority, Revenue Bonds (Series 2009C), 5.00% (School District Financing Program)/(Assured Guaranty Corp. INS), 10/1/2015	2,289,320
2,000,000		Tobacco Settlement Financing Corp., NY, (Series 2003B-1C), 5.50% (New York State), 6/1/2019	2,148,360
		TOTAL	9,413,616
		North Carolina – 5.0%
1,000,000		North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series D), 5.50%, 1/1/2014	1,118,250
2,000,000		North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, 6.00% (AMBAC INS), 1/1/2018	2,373,380
965,000		North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.50% (Arc of North Carolina Projects), 10/1/2024	978,404
3,000,000		North Carolina Municipal Power Agency No. 1, Electric Revenue Bonds (Series 2003A), 5.50%, 1/1/2014	3,251,310
		TOTAL	7,721,344
		Ohio – 2.8%
1,000,000		Cuyahoga, OH CCD , General Receipts Revenue Bonds (Series 2002A), 5.00% (AMBAC INS), 12/1/2022	1,022,670
2,135,000		Franklin County, OH Hospital Facility Authority, Hospital Improvement Revenue Bonds (Series 2009), 5.00% (Nationwide Children's Hospital), 11/1/2019	2,328,901
925,000		Ohio State Air Quality Development Authority, Environmental Improvement Refunding Revenue Bonds (Series 1995), 5.00% TOBs (Marathon Oil Corp.), Mandatory Tender 11/1/2011	955,349
		TOTAL	4,306,920
		Oregon – 1.0%
500,000	[1]	Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	408,730
1,000,000		Yamhill County, OR Hospital Authority, Revenue Bonds, 6.50% (Friendsview Retirement Community)/(United States Treasury PRF 12/1/2013@101), 12/1/2018	1,165,600
		TOTAL	1,574,330
		Pennsylvania – 12.7%
1,500,000		Allegheny County, PA HDA, Revenue Bonds (Series 2010A), 5.00% (UPMC Health System), 5/15/2017	1,689,930
435,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	449,242
1,000,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2009), 6.50% (United States Steel Corp.), 5/1/2017	1,057,840
Annual Shareholder Report

Principal Amount			Value
$12,000,000	[2]	Commonwealth of Pennsylvania, UT GO Bonds, 5.00%, 3/15/2025	13,104,480
1,000,000		Lancaster, PA Higher Education Authority, College Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2019	1,087,120
1,420,000		Northampton County, PA General Purpose Authority, Hospital Revenue Bonds (Series 2008A), 5.25% (St. Lukes Hospital of Bethlehem)/(Original Issue Yield: 5.37%), 8/15/2024	1,429,727
675,000		Philadelphia, PA Water & Wastewater System, Refunding Revenue Bonds (Series 2010A), 5.00% (Assured Guaranty Municipal Corp. INS), 6/15/2019	762,372
		TOTAL	19,580,711
		South Carolina – 2.1%
1,000,000		Georgetown County, SC Environmental Improvements, Refunding Revenue Bonds (Series 2000A), 5.95% (International Paper Co.), 3/15/2014	1,091,100
2,000,000		Piedmont Municipal Power Agency, SC, Electric Refunding Revenue Bonds (Series 2010A-3), 5.00%, 1/1/2024	2,075,360
		TOTAL	3,166,460
		South Dakota – 1.1%
1,715,000		Educational Enhancement Funding Corp., SD, Tobacco Revenue Bonds (Series 2002B), 6.50%, 6/1/2032	1,723,609
		Texas – 5.4%
1,000,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 2003D), 5.40% TOBs (Texas Competitive Electric Holdings Co. LLC), Mandatory Tender 10/1/2014	375,000
1,000,000		Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2004A), 6.50% (Wise Regional Health System), 9/1/2014	1,024,540
1,000,000		Houston, TX Airport System, Senior Lien Revenue & Refunding Bonds (Series 2009A), 5.00%, 7/1/2018	1,137,680
1,165,000		Sabine River Authority, TX, PCR Refunding Bonds (Series 2006), 4.95% (Southwestern Electric Power Co.)/(National Public Finance Guarantee Corporation INS), 3/1/2018	1,236,344
545,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Retirement Facility Revenue Bonds (Series 2007), 5.00% (Air Force Village), 5/15/2016	556,723
500,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds (Series 2006A), 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2026	502,965
1,000,000		Tyler, TX HFDC, Hospital Revenue Bonds, 5.25% (Mother Frances Hospital ), 7/1/2012	1,035,200
2,235,000		West Harris County, TX Regional Water Authority, Water System Revenue Bonds (Series 2006), 5.00% (AMBAC INS), 12/15/2021	2,364,183
		TOTAL	8,232,635
Annual Shareholder Report

Principal Amount		Value
	Virginia – 1.5%
$167,000	Bell Creek CDA, VA, Special Assessment Revenue Bonds (Series 2003), 6.75%, 3/1/2022	155,530
1,000,000	Broad Street CDA, VA, Revenue Bonds, 7.10%, (United States Treasury PRF 6/1/2013@102)/( (Original Issue Yield: 7.15%), 6/1/2016	1,003,190
1,000,000	Peninsula Port Authority, VA, Residential Care Facility Revenue Bonds (Series 2003A), 7.375% (Virginia Baptist Homes Obligated Group)/(United States Treasury PRF 12/1/2013@100)/(Original Issue Yield: 7.50%), 12/1/2023	1,182,790
	TOTAL	2,341,510
	Washington – 1.0%
1,435,000	Tobacco Settlement Authority, WA, Tobacco Settlement Asset-Backed Revenue Bonds, 6.50% (Original Issue Yield: 6.65%), 6/1/2026	1,460,328
	Wisconsin – 1.9%
2,000,000	Wisconsin State HEFA, Revenue Bonds, 5.75% (SynergyHealth, Inc.), 11/15/2015	2,148,940
790,000	Wisconsin State HEFA, Revenue Bonds, 7.125% (Community Memorial Hospital)/(Original Issue Yield: 7.25%), 1/15/2022	775,385
	TOTAL	2,924,325
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $147,717,354)	151,729,057
	SHORT-TERM MUNICIPALS – 1.3%;4
	New York – 0.2%
250,000	New York City, NY, (Fiscal 2006 Series I-5) Daily VRDNs (CALPERS (California Public Employees Retirement System) LOC), 0.280%, 12/1/2010	250,000
	Ohio – 0.3%
500,000	Montgomery County, OH, (Series 1998B) Daily VRDNs (Miami Valley Hospital)/(JPMorgan Chase Bank, N.A. LIQ), 0.300%, 12/1/2010	500,000
	Texas – 0.8%
1,300,000	Harris County, TX HFDC, (Series B) Daily VRDNs (St. Luke's Episcopal Hospital)/(Bank of America N.A., JPMorgan Chase Bank, N.A. and Northern Trust Co., Chicago, IL LIQs), 0.280%, 12/1/2010	1,300,000
	TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	2,050,000
	TOTAL MUNICIPAL INVESTMENTS — 100.0% (IDENTIFIED COST $149,767,354)[5]	153,779,057
	OTHER ASSETS AND LIABILITIES — NET[6]	(17,309,716)
	LIQUIDATION VALUE OF AUCTION PREFERRED SHARES	(41,900,000)
	TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$94,569,341

At November 30, 2010, the Fund held no securities that are subject to the federal alternative minimum tax (AMT).

Annual Shareholder Report

1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2010, these restricted securities amounted to $1,903,680, which represented 1.2% of total market value.
2	Underlying security in inverse floater structure.
3	Obligor filed for bankruptcy. On September 30, 2008, a Notice of Initial Distribution was received and a portion of the bond was redeemed at par. Subsequent distributions have occurred on various dates to redeem portions of the remaining bonds at discounts to par. The market value of the holding is adjusted to reflect the expected value of future distributions.
4	Current rate and next reset date shown for Variable Rate Demand Notes.
5	The cost of investments for federal tax purposes amounts to $130,532,609.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of November 30, 2010, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.

Annual Shareholder Report

The following acronyms are used throughout this portfolio:

AMBAC	— American Municipal Bond Assurance Corporation
CCD	— Community College District
CDA	— Community Development Authority
COP	— Certificate of Participation
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
FGIC	— Financial Guaranty Insurance Company
GO	— General Obligation
HDA	— Hospital Development Authority
HEFA	— Health and Education Facilities Authority
HFDC	— Health Facilities Development Corporation
IDA	— Industrial Development Authority
IDB	— Industrial Development Bond
IDRBs	— Industrial Development Revenue Bonds
INS	— Insured
LIQ(s)	— Liquidity Agreement(s)
LO	— Limited Obligation
LOC	— Letter of Credit
LT	— Limited Tax
PCR	— Pollution Control Revenue
PCRBs	— Pollution Control Revenue Bonds
PRF	— Prerefunded
SID	— Special Improvement District
TOBs	— Tender Option Bonds
UT	— Unlimited Tax
VRDNs	— Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statements of Assets and Liabilities

November 30, 2010

	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Assets:
Total investments in securities, at value	$135,249,809	$153,779,057
Cash	30,480	47,076
Income receivable	2,096,736	2,228,719
Receivable for investments sold	16,000	87,450
TOTAL ASSETS	137,393,025	156,142,302
Liabilities:
Payable for floating rate certificate securities (Note 2)	17,100,000	19,125,000
Income distribution payable — Common Shares	536,088	487,730
Income distribution payable — Preferred Shares	6,297	1,507
Accrued expenses	52,356	58,724
TOTAL LIABILITIES	17,694,741	19,672,961
Auction Market Preferred Shares (1,463 and 1,676 shares, respectively, authorized and issued at $25,000 per share)	$36,575,000	$41,900,000
Net Assets Applicable to Common Shares Consist of:
Paid-in capital	$87,320,430	$98,754,072
Net unrealized appreciation of investments	1,346,373	4,011,703
Accumulated net realized loss on investments	(6,149,475)	(8,535,099)
Undistributed net investment income	605,956	338,665
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$83,123,284	$94,569,341
Common Shares Outstanding ($0.01 par value, unlimited shares authorized)	6,161,539	6,967,305
Net asset value per share	$13.49	$13.57
Investments, at identified cost	$133,903,436	$149,767,354

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statements of Operations

Year Ended November 30, 2010

	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Investment Income:
Interest	$7,460,979	$7,108,712
Expenses:
Investment adviser fee (Note 5)	668,617	756,173
Administrative personnel and services fee (Note 5)	150,000	150,000
Custodian fees	2,823	4,154
Transfer and dividend disbursing agent fees and expenses	34,480	34,447
Directors'/Trustees' fees	8,135	8,236
Auditing fees	41,031	41,031
Legal fees	13,083	10,746
Portfolio accounting fees	75,143	74,855
Printing and postage	13,797	11,037
Insurance premiums	4,379	4,397
Auction agent fees	6,500	6,500
Trailer commission fees (Note 2)	92,272	105,861
Interest and trust expenses (Note 2)	152,586	163,478
Miscellaneous	66,801	68,041
TOTAL EXPENSES	1,329,647	1,438,956
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	(65,837)	(74,506)
Waiver of administrative personnel and services fee	(150,000)	(150,000)
Reimbursement of other operating expenses	(142,399)	(89,754)
TOTAL WAIVERS AND REIMBURSEMENT	(358,236)	(314,260)
Net expenses	971,411	1,124,696
Net investment income	6,489,568	5,984,016
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	490,732	(79,255)
Net change in unrealized appreciation of investments	1,080,892	1,004,713
Net realized and unrealized gain on investments	1,571,624	925,458
Income distributions declared to Preferred Shareholders	(79,201)	(92,181)
Change in net assets resulting from operations applicable to common shares	$7,981,991	$6,817,293

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statements of Changes in Net Assets

Year Ended November 30	Federated Premier Municipal Income Fund		Federated Premier Intermediate Municipal Income Fund
	2010	2009	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,489,568	$6,557,167	$5,984,016	$6,363,257
Net realized gain (loss) on investments	490,732	(2,789,157)	(79,255)	(4,052,217)
Net change in unrealized appreciation/depreciation of investments	1,080,892	15,896,294	1,004,713	14,846,199
Distributions from net investment income — Preferred Shares	(79,201)	(143,262)	(92,181)	(161,038)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	7,981,991	19,521,042	6,817,293	16,996,201
Distributions to Common Shareholders:
Distributions from net investment income — Common Shares	(6,482,049)	(6,209,927)	(6,035,554)	(6,139,077)
Share Transactions Applicable to Common Shares:
Net asset value of shares issued to shareholders in payment of distributions declared	180,585	141,293	189,720	85,482
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	180,585	141,293	189,720	85,482
Change in net assets	1,680,527	13,452,408	971,459	10,942,606
Net Assets Applicable to Common Shares:
Beginning of period	81,442,757	67,990,349	93,597,882	82,655,276
End of period	$83,123,284	$81,442,757	$94,569,341	$93,597,882
Undistributed net investment income at end of period	$605,956	$671,244	$338,665	$458,833

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statements of Cash Flows

Year Ended November 30, 2010

	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Operating Activities:
Change in net assets resulting from operations	$7,981,991	$6,817,293
Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Provided By Operating Activities:
Purchase of investment securities	(23,110,112)	(43,186,566)
Proceeds from sale of investment securities	22,859,177	41,368,823
Net sales of short-term investment securities	1,650,000	1,700,000
(Increase) decrease in interest receivable	(56,053)	64,675
Decrease in accrued expenses	(8,466)	(10,095)
Increase in receivable for investments sold	(16,000)	(82,300)
Decrease in payable for investments purchased	(1,523,475)	(540,790)
Net amortization of premium (discount)	125,738	698,418
Net realized (gain) loss on investments	(490,732)	79,255
Net change in unrealized appreciation of investments	(1,080,892)	(1,004,713)
NET CASH PROVIDED BY OPERATING ACTIVITIES	6,331,176	5,904,000
Financing Activities:
Income distribution to participants	(6,317,196)	(5,906,576)
NET CASH USED IN FINANCING ACTIVITIES	(6,317,196)	(5,906,576)
Net increase (decrease) in cash	13,980	(2,576)
Cash:
Beginning of the year	16,500	49,652
End of year	$30,480	$47,076

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $180,585 and $189,720, respectively.

The accompanying notes are an integral part of these Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2010

1. ORGANIZATION

Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (individually referred to as the “Fund,” or collectively as the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, closed-end management investment companies. Each Fund's investment objective is to provide current income exempt from federal income tax, including the federal AMT.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate each Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Non-cash dividends included in dividend income, if any, are recorded at fair value. Distributions to common shareholders are recorded on the ex-dividend date and are declared and paid monthly. Distributions to preferred shareholders are recorded daily and paid weekly at a rate set through auction procedures or under each Fund's Statement of Preferences. The dividend rate to preferred shareholders for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund at November 30, 2010, was 0.232% and 0.232%, respectively.

Each auction requires the participation of one or more Broker-Dealers. The auction agent, currently Deutsche Bank Trust Company Americas, will enter into agreements with one or more Broker-Dealers selected by the Funds, which provide for the participation of those Broker-Dealers in auctions for preferred shares. The auction agent will pay each Broker-Dealer after each auction, from funds provided by the Funds. The trailer commissions for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund for the year ended November 30, 2010 were $92,272 and $105,861, respectively.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is each Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2010, the Funds did not have a liability for any uncertain tax positions. The Annual Shareholder Report

Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2010, tax years 2007 through 2010 remain subject to examination by the Funds' major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Inverse Floater Structures

The Funds may participate in Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Funds are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable-rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security, which is transferred to the Funds, is also created by the trust and pays interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Funds account for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investments, and the related floating rate notes reflected as Fund liabilities under the caption, “Payable for floating rate certificate securities” in the Statement of Assets and Liabilities. At November 30, 2010, for Federated Premier Municipal Income Fund, investments with a value of $23,836,821 are held by the trust and serve as collateral for the $17,100,000 in floating-rate certificate securities outstanding at that date, and for the Federated Premier Intermediate Municipal Income Fund, investments with a value of $28,317,360 are held by the trust and serve as collateral for the $19,125,000 in floating-rate certificate securities outstanding at that date. The Federated Premier Municipal Income Fund and the Federated Premier Intermediate Municipal Income Fund recorded interest and trust expenses of $152,586 and $163,478, respectively, for these investments for the year ended November 30, 2010.

While these inverse floater structures are accounted for as secured borrowings, the Funds' Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Funds.

Restricted Securities

The Funds may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid Annual Shareholder Report under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at November 30, 2010, is as follows:

Federated Premier Municipal Income Fund:

Security	Acquisition Date	Cost	Market Value
Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	6/9/2006	$500,000	$408,730
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.50% (7 World Trade Center LLC), 3/1/2035	3/15/2005	$800,000	$784,600

Federated Premier Intermediate Municipal Income Fund:

Security	Acquisition Date	Cost	Market Value
Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/(United States Treasury PRF 10/1/2012@102)/(Original Issue Yield: 8.95%), 10/1/2033	5/9/2003	$600,000	$694,734
Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	6/9/2006	$500,000	$408,730
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	3/15/2005	$800,000	$800,216

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. COMMON SHARES

The following tables summarize share activity:

Federated Premier Municipal Income Fund
Year Ended November 30	2010	2009
Shares issued to shareholders in payment of distributions declared	12,750	10,995
TOTAL CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	12,750	10,995
Annual Shareholder Report

Federated Premier Intermediate Municipal Income Fund
Year Ended November 30	2010	2009
Shares issued to shareholders in payment of distributions declared	13,829	6,495
TOTAL CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	13,829	6,495

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for discount accretion/premium amortization on debt securities and inverse floater structures.

For the year ended November 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase (Decrease)
	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Federated Premier Municipal Income Fund	$6,394	$(6,394)
Federated Premier Intermediate Municipal Income Fund	$23,551	$(23,551)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended November 30, 2010 and 2009, was as follows:

	2010 Tax-Exempt Income	2009 Tax-Exempt Income
Federated Premier Municipal Income Fund	$6,561,250	$6,353,189
Federated Premier Intermediate Municipal Income Fund	$6,127,735	$6,300,115

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Undistributed tax-exempt income	$605,956	$338,665
Net unrealized appreciation	$1,432,078	$4,121,448
Capital loss carryforwards	$(6,235,180)	$(8,644,844)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities, inverse floater structures and wash sales.

Annual Shareholder Report

At November 30, 2010, the following amounts apply for federal income tax purposes:

	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Federated Premier Municipal Income Fund	$116,717,731	$5,142,110	$3,710,032	$1,432,078
Federated Premier Intermediate Municipal Income Fund	$130,532,609	$6,396,834	$2,275,386	$4,121,448

At November 30, 2010, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund had capital loss carryforwards of $6,235,180 and $8,644,844, respectively, which will reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

	2011	2012	2013	2015	2016	2017	2018	Total Capital Loss Carryforwards
Federated Premier Municipal Income Fund	$ —	$1,006,389	$678,904	$ —	$1,763,799	$2,786,088	$ —	$6,235,180
Federated Premier Intermediate Municipal Income Fund	$5,504	$1,598,165	$1,175,977	$615,196	$1,122,663	$4,048,132	$79,207	$8,644,844

Federated Premier Municipal Income Fund used capital loss carryforwards of $490,732 to offset taxable capital gains realized during the year ended November 30, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Each Fund has entered into an Investment Management Agreement (the “Agreement”) with Federated Investment Management Company (the “Adviser”), to serve as investment manager to the Funds. The Agreement provides for an annual management fee, payable daily, at the annual rate of 0.55% of each Fund's managed assets.

In order to reduce the Funds' expenses, the Adviser has contractually agreed to waive a portion of its investment adviser fee at the annual rate 0.20% of the average daily net value of each Fund's managed assets, inclusive of any assets attributable to any preferred shares that may be issued, from the commencement of operations through December 31, 2007, and at a declining rate thereafter through December 31, 2010. Effective January 1, 2009 and continuing through December 31, 2009, the contractual waiver was reduced to 0.10%. Effective January 1, 2010 and continuing through December 31, 2010, the contractual waiver was reduced to 0.05%. For the year ended November 30, 2010, the Adviser waived $65,837 and $74,506 of its Annual Shareholder Report fee for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, respectively. Additionally, for the year ended November 30, 2010, the Adviser reimbursed other operating expenses of $142,399 and $89,754 for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, respectively.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2010, FAS waived its entire fee of $150,000 on each Fund.

Interfund Transactions

During the year ended November 30, 2010, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and were as follows:

	Purchases	Sales
Federated Premier Municipal Income Fund	$18,690,000	$19,840,000
Federated Premier Intermediate Municipal Income Fund	$36,940,000	$38,640,000

General

Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. PREFERRED SHARES

On February 13, 2003, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund offered 2,147 and 2,441 Auction Market Preferred Shares (AMPS), respectively. The AMPS are redeemable at the option of the Funds at the redemption price of $25,000 per share plus an amount equal to accumulated, but unpaid dividends thereon through the redemption date. As of November 30, 2010, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund currently have outstanding 1,463 and 1,676 AMPS, respectively.

Annual Shareholder Report

On July 17, 2008, the Funds' Trustees approved a plan to use inverse floater structures to refinance a portion of the Funds' outstanding AMPS. During the year ended November 30, 2009, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund redeemed $7,500,000 and $9,000,000, representing 300 and 360 of their outstanding preferred shares, respectively, at liquidation value, using proceeds that arose from the use of the inverse floater structures. During the year ended November 30, 2008, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund redeemed $9,600,000 and $10,125,000, representing 384 and 405 of their outstanding preferred shares, respectively, at liquidation value, using proceeds that arose from the use of the inverse floater structures.

Whenever AMPS are outstanding, common shareholders will not be entitled to receive any distributions from the Funds unless all accrued dividends on preferred shares have been paid, the Funds satisfy the 200% asset coverage requirement, and certain other requirements imposed by any nationally recognized statistical ratings organizations (NRSROs) rating the preferred shares have been met. Should these requirements not be met, or should dividends accrued on the AMPS not be paid, the Funds may be restricted in their ability to declare dividends to common shareholders or may be required to redeem certain of the AMPS. At November 30, 2010, there were no such restrictions on the Funds.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2010, were as follows:

	Purchases	Sales
Federated Premier Municipal Income Fund	$23,110,112	$22,859,177
Federated Premier Intermediate Municipal Income Fund	$43,186,566	$41,368,823

8. Legal Proceedings

Since February 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2010, 100.0% of the distributions from net investment income for each Fund is exempt from federal income tax, other than the federal AMT.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF Trustees AND SHAREHOLDERS OF Federated premier municipal income fund and federated premier intermediate municipal income fund:

We have audited the accompanying statements of assets and liabilities of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (the “Funds”) including the portfolios of investments, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2011

Annual Shareholder Report

Board of Trustees and Fund Officers

The Board is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Funds. Where required, the tables separately list Trustees who are “interested persons” of the Funds (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
John F. Donahue*+ Birth Date: July 28, 1924 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee. Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	2013
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: December 2002	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
	Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.	2011

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
+	Member of Executive Committee
Annual Shareholder Report

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
Nicholas P. Constantakis++** Birth Date: September 3, 1939 TRUSTEE Began serving: December 2002	Principal Occupation: Director or Trustee of the Federated Fund Family. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services). Previous Position: Partner, Andersen Worldwide SC. Qualifications: Public accounting and director experience.	2011
John F. Cunningham++ Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
	Qualifications: Business management and director experience.	2011
Maureen Lally-Green++ Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Positions: Pennsylvania Superior Court Judge.
	Qualifications: Legal and director experience.	2013
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
Peter E. Madden+ ++ Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: December 2002	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Family. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange. Qualifications: Business management, mutual fund services and director experience.	2011
Charles F. Mansfield, Jr.**++ Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
	Qualifications: Banking, business management and director experience.	2012
R. James Nicholson++ Birth Date: February 4, 1938 P.O. Box 6396 McLean, VA TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
	Qualifications: Legal, government, business management and director experience.	2012
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
Thomas M. O'Neill++ ** Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
	Qualifications: Business management, mutual fund, director and investment experience.	2013
John S. Walsh+**++ Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc. Qualifications: Business management and director experience.	2011
James F. Will++ Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation. Qualifications: Business management, education and director experience.	2012

+	Member of Executive Committee
**	Member of Audit Committee
++	Member of Nominating Committee
Annual Shareholder Report

OFFICERS

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: December 2002	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: December 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER Began serving: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Last Meeting of Shareholders (unaudited)

FEDERATED PREMIER MUNICIPAL INCOME FUND

An Annual Meeting of Fund shareholders (Common Shares and Preferred Shares) was held on September 17, 2010. On July 8, 2010, the record date for shareholders voting at the meeting, there were 6,158,894 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

ELECTION OF FOUR CLASS I TRUSTEES - COMMON SHARES AND PREFERRED SHARES:

1. John F. Donahue

For	Withheld Authority to Vote
5,801,423	145,669

2. John T. Conroy, Jr.

For	Withheld Authority to Vote
5,826,095	120,997

3. Maureen Lally-Green

For	Withheld Authority to Vote
5,834,588	112,503

4. Thomas M. O'Neill

For	Withheld Authority to Vote
5,836,788	110,303

An Annual Meeting of Fund shareholders (Preferred Shares) was held on September 17, 2010. On July 8, 2010, the record date for shareholders voting at the meeting, there were 1,463 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

Annual Shareholder Report

ELECTION OF TWO TRUSTEES - PREFERRED SHARES ONLY:

1. Peter E. Madden

For	Withheld Authority to Vote
587	1

2. John S. Walsh

For	Withheld Authority to Vote
587	1

The following Trustees of the Fund continued their terms as Trustees of the Fund: J. Christopher Donahue, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., R. James Nicholson and James F. Will.

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

An Annual Meeting of Fund shareholders (Common Shares and Preferred Shares) was held on September 17, 2010. On July 8, 2010, the record date for shareholders voting at the meeting, there were 6,963,400 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

ELECTION OF FoUR CLASS I TRUSTEES - COMMON SHARES AND PREFERRED SHARES:

1. John F. Donahue

For	Withheld Authority to Vote
6,533,736	105,887

2. John T. Conroy, Jr.

For	Withheld Authority to Vote
6,506,124	123,061

Annual Shareholder Report

3. Maureen Lally-Green

For	Withheld Authority to Vote
6,500,849	133,499

4. Thomas M. O'Neill

For	Withheld Authority to Vote
6,516,562	138,773

An Annual Meeting of Fund shareholders (Preferred Shares) was held on September 17, 2010. On July 8, 2010, the record date for shareholders voting at the meeting, there were 1,676 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

ELECTION OF TWO TRUSTEES - PREFERRED SHARES ONLY:

1. Peter E. Madden

For	Withheld Authority to Vote
595	9

2. John S. Walsh

For	Withheld Authority to Vote
595	9

The following Trustees of the Fund continued their terms as Trustees of the Fund: J. Christopher Donahue, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr. R. James Nicholson and James F. Will.

Annual Shareholder Report

Evaluation and Approval of Advisory
Contract – May 2010

Federated Premier Municipal Income Fund (“FMN” or the “Fund”)

Federated Premier Intermediate Municipal Income Fund
(“FPT” or the “Fund”)

The Fund's Board reviewed each Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the investment company industry and market practices; the range of comparable fees for similar funds; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other closed-end funds with comparable investment programs to be relevant, given the high degree of competition in the investment company industry. The Board focused on comparisons with other similar funds more heavily than non-fund products or services because it is believed that they are more relevant. For example, other closed-end funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in Annual Shareholder Report fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to Federated registered investment companies as well as products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that registered investment companies and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; portfolio management techniques made necessary by such differences; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other regulated investment companies, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the report, FMN's performance for the one-year and five-year periods was above the median of the relevant peer group, and FMN's performance fell below the median of the relevant peer group for the three-year period. The Board discussed FMN's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of FMN.

For the periods covered by the report, FPT's performance for the one-year and five-year periods was above the median of the relevant peer group, and FPT's performance fell below the median of the relevant peer group for the three-year period. The Board discussed FPT's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of FPT.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board Annual Shareholder Report also considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Board also considered whether the Fund might benefit from “economies of scale” and noted that, as a “closed-end fund,” which has made an offering of a fixed number of common shares and (other than the issuance of preferred shares contemplated at the time of the Fund's initial public offering) has not made and does not expect to make additional offerings to raise more assets (although it may make additional offerings to replace existing preferred shares), the Fund is unlikely to grow materially in size and, as a consequence, there are no meaningful “economies of scale” to be realized from internal growth. Accordingly, the Board concluded that this was not a relevant consideration in its overall evaluation.

It was noted in the materials for the Board meeting that for the period covered by the report, FMN's investment advisory fee was below the median of the relevant peer group. The Board reviewed the fees and other expenses of FMN with the Adviser and was satisfied that the overall expense structure of FMN remained competitive.

It was noted in the materials for the Board meeting that for the period covered by the report, FPT's investment advisory fee was below the median of the relevant peer group. The Board reviewed the fees and other expenses of FPT with the Adviser and was satisfied that the overall expense structure of FPT remained competitive.

Annual Shareholder Report

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Dividend Reinvestment Plan

The following description of each Fund's Dividend Reinvestment Plan (the “Plan”) is furnished to you annually as required by federal securities laws.

Unless the registered owner of a Fund's common shares elects to receive cash by contacting Computershare Trust Co., N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, as agent for shareholders in the Plan, in additional common shares of the Fund. Common shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Shares are registered in your name, or by contacting your bank, broker, or other nominee if your Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice to the Plan Administrator. Such notice will be effective for a dividend if received and processed by the Plan Administrator prior to the dividend record date; otherwise the notice will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which the shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution payable in cash (together, a “dividend”), non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either: (1) through receipt from the Fund of additional authorized but unissued common shares (“newly issued common shares”); or (2) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for a dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value (NAV) per common share, the Plan Administrator will invest the dividend amount on behalf of the participants in newly issued common shares. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV per common share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any dividend, Annual Shareholder Report the NAV per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Funds will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the day before the next “ex-dividend” date, which will be approximately ten days. If, before the Plan Administrator has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the NAV per common share at the close of business on the last purchase date; provided that, if the NAV is less than or equal to 95% of the then current market price per common share, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of record shareholders such as banks, brokers, or nominees which hold common shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record holder as held for the account of beneficial owners who participate in the Plan.

Annual Shareholder Report

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.12 per share sold brokerage commission.

Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or by telephone at (800) 730-6001.

The address of the principal office of the Funds is 4000 Ericsson Drive, Warrendale, PA 15086-7561.

The Funds' transfer agent is Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information go to the “Products” section of the website, select “Closed-End Funds,” select the name of the Fund, then select “Shareholder and Regulatory Reports” from the left menu. This information is also available directly from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of the Federated Investors website at FederatedInvestors.com by clicking on “Closed-End Funds,” selecting the name of the Fund, then selecting “Portfolio Holdings” from the left menu.

Source of Distributions – Notice

Under the federal securities laws, the Funds are required to provide a notice to shareholders regarding the source of distributions made by the Funds if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Funds' distributions, if applicable, is available in the “Products” section of Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders – Source of Distribution” link under “Related Information.”

Annual Shareholder Report

Certification Disclosure

The Funds' reports on Form N-CSR and Form N-Q filed with the SEC during the past fiscal year, including the annual report for the year ended November 30, 2009, have contained the certifications of the Funds' Chief Executive Officer and Chief Financial Officer regarding the quality of the Funds' public disclosure required by Section 302 of the Sarbanes-Oxley Act.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERYIn an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email CEinfo@federatedinvestors.com.

Annual Shareholder Report

Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.

This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.

Federated Premier Municipal Income Fund
Federated Premier Intermediate Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Cusip 31423P108
Cusip 31423P207
Cusip 31423M105
Cusip 31423M204

29861 (1/11)

Federated is a registered mark of Federated Investors, Inc.
2011  ©Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3.                      Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)                      Audit Fees.

Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $31,000

Fiscal year ended 2009 - $31,000

(b)                      Audit-Related Fees.

Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $10,024

Fiscal year ended 2009 - $11,531

Fiscal year ended 2010- Review of Preferred Share asset maintenance test calculation and attending audit committee meeting.

Fiscal year ended 2009- Review of Preferred Share asset maintenance test calculation and attending audit committee meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees.

Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees.

All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attestation services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2010 - $307,710

Fiscal year ended 2009 - $193,716

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

The registrant has established an Audit Committee of the Board as described in Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The Audit Committee consists of the following Board members:  Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O’Neill and John S. Walsh.

Item 6.                      Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (al so known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.
On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for simi lar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.
In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  GL may vote any proxy as directed in t he voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions.  However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Com pany how the Proxy Committee has directed such proxies to be voted.  If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and sha ll follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select “View All” next to “Closed-End Funds;” select the Fund; then use the link to "Shareholder and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of the date of filing of the report, the Portfolio Managers listed below are jointly and primarily responsible for managing the Fund’s assets.

Lee R. Cunningham II

Lee R. Cunningham II has been a Portfolio Manager of the Fund since the fund’s inception in December 2002. Mr. Cunningham joined Federated in 1995 as an Investment Analyst, became a Portfolio Manager in 1998 and a Senior Portfolio Manager in 2007. He was named an Assistant Vice President of the Fund’s Adviser in January 1998 and became a Vice President of the Fund’s Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentrations in Finance and Operations from the University of Pittsburgh.

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Other Accounts Managed by Lee Cunningham	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	3 / $721 Million
Other Pooled Investment Vehicles	0 / $0
Other Accounts	0 / $0
*  None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  none

Lee Cunningham is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on a mix of rolling 1-, 3- and 5- year total returns and income performance relative to peers and benchmark (i.e. S&P Investortools, custom  70% A and up / 20% BBB / 10% HY / 3-20yr / NonAMT).  Total return receives greater weighting in calculating the IPP compared to income.  The weighting on total return is higher than the income weighting for the trailing 1 and 3 year periods.  The weighting on income is higher for the 5 year period.  Going forward, the weighting on income will continue to decline, reflecting the group’s emphasis on total return. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.& #160; As noted above, Lee Cunningham is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In this regard, any account for which the total return target is not met with respect to a 3 or 5 year period will receive a score of zero for that period.  Additionally, a portion of Mr. Cunningham’s IPP score is based on the performance for which he provides research and analytic support.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Lee Cunningham was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

R.J. Gallo

R.J. Gallo has been the Fund’s Portfolio Manager since the fund’s inception in December 2002. Mr. Gallo was named Head of Municipal Bond Investment Group in 2010. Mr. Gallo joined Federated in 2000 as an Investment Analyst, he became a portfolio manager in 2002 and a Senior Portfolio Manager in 2005. He became a Vice President of the Fund’s Adviser in January 2005 and served as Assistant Vice President of the Fund’s Adviser from January 2002 through 2004. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo is received the Chartered Financial Analyst designation. Mr. Gallo received a Master’s in Public Affairs with a concentration in Economics and Public Policy from Princeton University.

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Other Accounts Managed by Richard J. Gallo	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	3 / $1,109 Million
Other Pooled Investment Vehicles	0 / $0
Other Accounts	0 / $0
*  None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  none

Richard J. Gallo is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on a mix of rolling 1-, 3- and 5- year total returns and income performance relative to peers and benchmark (i.e. S&P Investortools, custom  70% A and up / 20% BBB / 10% HY / 3-20yr / NonAMT).  Total return receives greater weighting in calculating the IPP compared to income.  The weighting on total return is higher than the income weighting for the trailing 1 and 3 year periods.  The weighting on income is higher for the 5 year period.  Going forward, the weighting on income will continue to decline, reflecting the group’s emphasis on total return. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.& #160; As noted above, Richard J. Gallo is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In this regard, any account for which the total return target is not met with respect to a 3 or 5 year period will receive a score of zero for that period.  Additionally, a portion of Mr. Gallo’s IPP score is based on the performance of portfolios for which he provides research and analytical support.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Richard J. Gallo was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.                      Submission of Matters to a Vote of Security Holders

No changes to report.

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

The following exhibits are filed with this report:

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer.

(b)	Certifications pursuant to 18 U.S.C. section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                                Federated Premier Intermediate Municipal Income Fund

By                      /S/    Richard A. Novak

Richard A. Novak, Treasurer and Principal Financial Officer

Date                      ___January 24, 2011____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By                      /S/    J. Christopher Donahue

J. Christopher Donahue, President and Principal Executive Officer

Date                      ___January 25, 2011____

By                      /S/    Richard A. Novak

Richard A. Novak, Treasurer and Principal Financial Officer

Date                      ___January 24, 2011____